                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY

         Each of the undersigned hereby constitutes and appoints William G. Petty, Jr, William F. Lasky and John W. Kneen, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead in any and all capacities, to sign in his name and on his behalf the registration statement of Alternative Living Services, Inc. on Form S-1, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


 /s/ William G. Petty, Jr.                                       May 24, 1996
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William G. Petty, Jr.                                                Date


 /s/ William F. Lasky                                            May 24, 1996
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William F. Lasky                                                     Date


 /s/ John W. Kneen                                               May 24, 1996
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John W. Kneen                                                        Date


 /s/ Mary Lou Austin                                             May 24, 1996
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Mary Lou Austin                                                      Date


 /s/ Richard W. Boehlke                                          May 24, 1996
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Richard W. Boehlke                                                   Date


 /s/ Gene E. Burleson                                            May 24, 1996
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Gene E. Burleson                                                     Date


 /s/ Robert Haveman                                              May 24, 1996
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Robert Haveman                                                       Date


 /s/ Ronald G. Kenny                                             May 24, 1996
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Ronald G. Kenny                                                      Date


 /s/ Jerry L. Tubergen                                           May 24, 1996
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Jerry L. Tubergen                                                    Date

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